UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2021

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, $0.10 par value	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 12, 2021, Capstead Mortgage Corporation, a Maryland corporation (“Capstead”), and Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.), a Maryland corporation (“FBRT”), issued the Press Release (as defined below) announcing that they have determined the final exchange ratio and cash consideration in accordance with the terms of the Merger Agreement (as defined below). In the Press Release, Capstead announced that its total stockholders’ equity at September 30, 2021, was approximately $842,255,000. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 12, 2021, Capstead and FBRT issued a joint press release (the “Press Release”) to announce that they have determined the final exchange ratio and cash consideration in accordance with the terms of the Agreement and Plan of Merger, dated as of July 25, 2021, as amended pursuant to that certain First Amendment to Agreement and Plan of Merger, dated as of September 22, 2021 (as amended, the “Merger Agreement”), by and among FBRT, Rodeo Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of FBRT (“Merger Sub”), Capstead and, solely for the purposes set forth therein, Benefit Street Partners L.L.C., a Delaware limited liability company (“FBRT Advisor”), pursuant to which, subject to the terms and conditions therein, Capstead will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”).

Pursuant to the final exchange ratio determined in accordance with the Merger Agreement, at the effective time of the Merger, each share of common stock of Capstead outstanding immediately prior to the effective time of the Merger will be converted into the right to receive (i) from FBRT, 0.3288 newly-issued shares of common stock, par value $0.01 per share, of FBRT (“FBRT Common Stock”), (ii) from FBRT, cash consideration of $0.21 per share and (iii) from FBRT Advisor, cash consideration of $0.73 per share, as specified in the Merger Agreement.

The final exchange ratio based on the actual determination date of September 30, 2021, is different than the assumed exchange ratio of 0.3521 that was set out for illustrative purposes (based on the adjusted book value per share of Capstead and FBRT common stock as of June 30, 2021) in the proxy statement/prospectus, dated September 7, 2021, that was filed by FBRT with the Securities and Exchange Commission (“SEC”) and previously distributed to Capstead’s common stockholders.

The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit 99.1	Joint Press Release, dated October 12, 2021, issued by Capstead Mortgage Corporation and Franklin BSP Realty Trust, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information About the Merger and Where to Find It

In connection with the proposed Merger contemplated by the Merger Agreement, FBRT has filed with the SEC a registration statement on Form S-4 (File No. 333-258947), which was declared effective by the SEC on September 3, 2021. The registration statement includes a prospectus of FBRT and a proxy statement of Capstead. On September 23, 2021, Capstead and FBRT respectively filed with the SEC a supplement to the proxy statement/prospectus with respect to the First Amendment to Agreement and Plan of Merger. On October 6, 2021, Capstead filed with the SEC a supplement to the proxy statement/prospectus with respect to disclosure claims by purported stockholders of Capstead. Capstead and FBRT also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF CAPSTEAD AND FBRT ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAPSTEAD, FBRT, THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of Capstead and FBRT may obtain free copies of the registration statement, the proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Capstead or FBRT at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Copies of documents filed with the SEC by FBRT are available free of charge on FBRT’s website at https://benefitstreetpartners.com/our-business/funds/bsprt/bsprt-investor-relations/.

Participants in the Solicitation Relating to the Merger

Capstead, FBRT and their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of Capstead in connection with the proposed Merger. Information regarding Capstead and its directors and executive officers and their ownership of common stock of Capstead can be found in Capstead’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 1, 2021. Information regarding FBRT and its directors and executive officers and their ownership of common stock of FBRT can be found in FBRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 8, 2021. Additional information regarding the interests of such individuals in the Merger is included in the proxy statement/prospectus relating to the Merger filed with the SEC on September 7, 2021, as supplemented on September 23, 2021, and October 6, 2021. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Such forward-looking statements include or may relate to statements about the benefits of the proposed Merger and statements that address operating performance, events or developments that Capstead expects or anticipates will occur in the future, including but not limited to statements regarding future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance changes, changes to outstanding structure of Capstead’s capital stock, creation of value for stockholders, operation and implementation of share repurchase programs, benefits of the proposed Merger to customers, stockholders and other constituents of the combined company, the integration of Capstead and FBRT, the expected GAAP book value per share of Capstead, cost savings and the expected timetable for completing the proposed Merger, and other non-historical statements. These statements are based on the companies’ current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including those related to the payment of future dividends; Capstead can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Capstead’s expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the stockholders of Capstead; fluctuations in the adjusted book value per share of both Capstead and FBRT; risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of each of Capstead and FBRT and the industries in which they operate; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of Capstead and FBRT; and other factors, including those set forth in the section entitled “Risk Factors” in the proxy statement/prospectus, Capstead’s and FBRT’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by Capstead and FBRT with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither Capstead nor FBRT undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

Date: October 12, 2021	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
President and Chief Executive Officer